EXHIBIT 10.39(q)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

AMENDMENT No. 17 TO PURCHASE AGREEMENT DCT-014/2004

This Amendment No. 17 to Purchase Agreement DCT-014/2004, dated as of November 14, 2006 (“Amendment No. 17”) relates to the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 17 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 17 sets forth additional agreements between Embraer and Buyer relative to Buyer’s purchase of additional eight (8) EMBRAER 175 model aircraft and to the addition of four (4) Option Aircraft.

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 17, which are not defined herein, shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 17 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 17 shall control.

WHEREAS,

In connection with the Parties’ agreement above mentioned, the Parties have now agreed to amend the Purchase Agreement as provided for below:

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1. Subject: Article 2 of the Purchase Agreement is hereby deleted and replaced as follows:

“Subject to the terms and conditions of this Agreement:

2.1
Embraer shall sell and deliver and Buyer shall purchase and take delivery of forty-eight (48) EMBRAER 170 Aircraft and thirty-eight (38) EMBRAER 175 Aircraft (as identified in Article 5.1 of this Agreement);

2.3	Embraer shall provide to Buyer the Services and the Technical Publications; and

2.4	Buyer shall have the option to purchase up to seventy-nine (79) Option EMBRAER 170 Aircraft, in accordance with Article 23.”

2. Payment:

2.1	A new sentence is hereby added to the end of the the first paragraph of Article 4.1 as follows:

“Buyer has already paid to Embraer prior to the execution of Amendment No. 17 to this Agreement a *** deposit (the “*** Deposit”) per Firm Aircraft on order prior thereto, and *** and ***.”

2.1	The penultimate sentence of the last paragraph of Article 4.1 is hereby deleted and replaced as follows:

“Any progress payment for *** would otherwise be due *** shall be due ***.”
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3. Firm Aircraft: The table containing the delivery schedule in Article 5.1 of the Purchase Agreement is hereby deleted in its entirely and replaced with the following:

Firm A/C	Delivery Month	***	***	Firm A/C	Delivery Month	***	***
49	Jan 07	***	***	***	***	***	***
***	***	***	***	***	***	***	***
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***	***	***	***	86	Jul 08	***	***

Note: The first 48 EMBRAER 170 Aircraft (Aircraft #1 to # 48) were already delivered.

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4. Option Aircraft:

4.1	The opening paragraph of Article 23 and delivery schedule table of the Purchase Agreement are hereby deleted and replaced by the following:

“Buyer shall have the option to purchase up to seventy-nine (79) additional Option Aircraft, to be delivered on the last day of the applicable month set forth below or such earlier date in such month specified pursuant to Article 7.1:

Option A/C	Delivery Month	***	***	Option A/C	Delivery Month
1	Jul 08	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
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***	***	***	***	79	Aug 12
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4.2	Article 23.5.1 is hereby deleted and replaced by the following:

“23.5.1	Notwithstanding the terms of Article 23.5 above, if Buyer exercises its option for the first Option Group, such option shall be exercised by Buyer on or before April 30, 2007.”

5. New Attachment “A-2”:	Attachment “A-2” to the Purchase Agreement is hereby deleted and replaced with Attachment “A-2” to this Amendment No. 17.

6. Attachment “B”:	Embraer shall provide to Buyer ***, *** necessary to reflect all relevant information regarding the inclusion of the EMBRAER 175 *** Aircraft. If requested by Buyer, ***, which will ***, and this ***.

7. Attachment “E”:	Attachment “E” to the Purchase Agreement is hereby deleted and replaced with Attachment “E” to this Amendment No. 17.

8. Attachment “F”:	Attachment “F” to the Purchase Agreement is hereby deleted and replaced with Attachment “F” to this Amendment No. 17.

9. Attachment “H-1”:	Attachment “H-1” to the Purchase Agreement is hereby deleted and replaced with Attachment “H-1” to this Amendment No. 17.

All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 17 shall remain valid in full force and effect without any change.

(Signature page follows)
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IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 17 to Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.	Republic Airline Inc.

/s/ Frederico Fleury Curado	/s/ Bryan Bedford

Name: Frederico Fleury Curado Title: Executive Vice President Airline Market	Name: Bryan Bedford Title: President

Date: November 14, 2006
Place: Indianapolis

/s/ Jose Luis D. Molina

Name: Jose Luis D. Molina Title: Director of Contracts - Airline Market
Date: November 14, 2006
Place: Sao Jose Dos Campos, SP, Brazil

Witnesses:

Witness: Carlos Martins Dutra	Witness: Lars-Erik Arnell
Name: Carlos Martins Dutra	Name: Lars-Erik Arnell

Acknowledged and agreed by Republic Airways Holdings Inc. with respect to all terms of this Amendment No.17, Amendment No.10 to the Letter Agreement and all previous amendments, in its capacity as “Guarantor” pursuant to the Guaranty by it to Embraer dated March 19, 2004.

Republic Airways Holdings Inc.

/s/ Bryan Bedford

Name: /Bryan Bedford Title: President

/s/ Lars-Erik Arnell

Name: Lars-Erik Arnell Title: Vice President of Corporate Development

Date: November 14, 2006
Place: Indianapolis

ATTACHMENT “A-2” - EMBRAER 175 AIRCRAFT CONFIGURATION Delta Configuration

1. EMBRAER 175 CONFIGURATION
EMBRAER 175 Standard Aircraft

The EMBRAER 175 Aircraft shall be manufactured according to (i) the standard configuration specified in the Preliminary Technical Description PTD-175 Rev. 4 dated May 2003, which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2. EMBRAER 175 Optional Equipment

The EMBRAER 175 Aircraft will also be fitted with the following options selected by Buyer:

2.1 Aircraft Model and Engines

a)	EMBRAER 175 LR
b)	GE CF34-8E5 Engines

2.2 Options By Ata Chapter

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ATTACHMENT “A-2” - EMBRAER 175 AIRCRAFT CONFIGURATION Delta Configuration

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3. FINISHING

The Aircraft will be delivered to Buyers as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s color and paint scheme which shall be supplied to Embraer by Buyer on or before six (6) months prior to the relevant Aircraft ContractualDeliveryDate.
The wings and the horizontal stabilizer of all Aircraft shall be supplied in the standard colors, i.e., gray BAC707.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer on or before *** months prior to the relevant Aircraft Contractual Delivery Date of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain. The above-mentioned schedule for definition of interior finishing shall only be applicable if Buyer selects its materials from the choices offered by and available at Embraer. In case Buyer opts to use different materials and or patterns, such schedule shall be mutually agreed between the Parties at the time of signature of the Purchase Agreement.

3.3	BUYER FURNISHED AND BUYER INSTALLED EQUIPMENT (BFE and BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft or present the Aircraft to Buyer without such BFE, in which case Buyer *** of the Aircraft. All BFE equipment shall be delivered to Embraer in DDP - Embraer facilities in São José dos Campos, SP, Brazil (Incoterms 2000) conditions.

The Aircraft galleys have provisions for the following BIE items that, unless timely agreed by the Parties, are not supplied or installed by Embraer: Trolleys, ovens, coffee makers, hot jugs and standard units.

4. REGISTRATION MARKS AND TRANSPONDER CODE

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks and the transponder code shall be supplied to Embraer by Buyer no later than ninety (90) Days before each relevant Aircraft Contractual Delivery Date.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A-2” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A-2” SHALL PREVAIL.

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ATTACHMENT “E” - DIRECT MAINTENANCE COST GUARANTEE

I. Embraer, subject to the terms, conditions and limitations contained in this Attachment, shall guarantee the incurred direct maintenance cost (the “Maintenance Cost Guarantee”) for the fleet of Aircraft subject of the Purchase Agreement as follows:

a.	The Maintenance Guarantee for the Aircraft shall be for the period that begins at ***.

b.
For the first *** period commencing with the first Aircraft Actual Delivery Date, the Achieved cumulative Maintenance Cost - AMC for replacement, repair, overhauls and inspections of Buyer's Aircraft, shall not exceed a Maintenance Cost Guarantee (MCG1) rate of:

***	***	***
***	***	***

c.
For the first *** period commencing with the first Aircraft Actual Delivery Date, the Achieved cumulative Maintenance Cost - AMC for replacement, repair, overhauls and inspections of Buyer's Aircraft, shall not exceed a Maintenance Cost Guarantee (MCG1)rate of:

***	***	***
***	***	***

d.	The *** shall be ***.

e.	Measurement will be computed annually on the anniversary date of ***. The results will be reconciled year by year until ***.

f.	In the event at the end of each annual measurement period, the AMC is higher than the MCG, Embraer shall *** as provided for below:

***

g.
Buyer shall use *** efforts to calculate and submit to Embraer the AMC quarterly, in electronic format, *** after the end of each quarter during the Guarantee Term. In the event that Buyer fails to submit such data to Embraer as described in the preceding sentence, Embraer shall send a written notice to Buyer requesting such data, and the guarantee contained in this Attachment shall terminate in the event Buyer fails to submit the AMC to Embraer within *** of such written notice.

The Parties shall use *** efforts to reach an agreement over the data annually within *** after the submission of AMC in regard to any fourth quarter. In the event that the AMC contains *** that is out of the reasonable control of ***, the Parties shall also discuss the reasons for such *** and whether it should be included in the calculation of the AMC. Any credit amount will be credited to Buyer *** after the agreement regarding the annual period. Such credit may be used by Buyer only toward ***.

h.
This Maintenance Guarantee is based upon the following assumptions, and any change to the assumptions shall result in an appropriate recalculation of the MCG rate specified in items “b” and “c” above, at Embraer criteria.

Fleet Size: A minimum fleet size of *** Aircraft (*** EMBRAER 170 and *** EMBRAER 175 delivered in accordance with Article 5 of the Purchase Agreement ***).

▪	Economic condition: ***.

▪
Utilization: The guarantee covers a minimum of *** flight hours per cycle, *** APU hour per flight hour plus or minus *** APU hour per flight hour and *** APU cycle per flight cycle plus or minus *** APU cycle per flight cycle. Buyer's fleet-wide average annual Aircraft utilization shall be *** flight hours, plus or minus ***.

▪	Labor rate: *** per man-hour ***.

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ATTACHMENT “E” - DIRECT MAINTENANCE COST GUARANTEE

▪	Maintenance Review Board Report: MRB 170.

▪	Economic condition: ***.

▪
Utilization: The guarantee covers a minimum of *** flight hours per cycle, *** APU hour per flight hour plus or minus *** APU hour per flight hour and *** APU cycle per flight cycle plus or minus *** APU cycle per flight cycle. Buyer's fleet-wide average annual Aircraft utilization shall be *** flight hours, plus or minus ***.

▪	Labor rate: *** per man-hour ***.

▪	Maintenance Review Board Report: MRB 170.

i.	The following are the elements covered under this Maintenance Guarantee:

1.	Material cost for non-repairable parts purchased from or through Embraer and / or Embraer approved vendors.

2.	Overhaul/repair costs incurred at Embraer approved repair facilities.

3.	Expendable which can be accounted for on an unit basis, i.e. filters, gaskets, excluding wire, rivets, nuts, bolts, washers, pins, brackets, tie wraps.

4.	Parts and materials consumed through scheduled maintenance according to the Maintenance Review Board Report (MRB).

j.	The following elements are not covered under this guarantee:

1.	Costs associated with taxes, levies, imposts, customs fees.

2.	Shipping, receiving, ferry, packing, storage, warehousing and insurance expenses.

3.	General administrative and overhead expenses.

4.	Restoration expenses incurred due to damage to or failure of Aircraft, components or parts caused by accident, incident, FOD or Acts of God, negligence, abuse, misuse and/or maintenance errors.

5.
When the Aircraft or any of its parts has/have been altered or modified by Buyer, without prior approval from Embraer or from the manufacturer of the parts through a service bulletin, provided such approvals have not been unreasonably withheld.

6.	Consumables including but not limited to fluids, water, oils, sealants, washing compounds, cleansers, solvents, and lubricants.

7.	Labor costs (excluding the *** related to *** and the *** service bulletins implementation, provided that *** have been *** in writing *** in order ***).

8.	Normal line operations activities (i.e. Aircraft servicing) including but not limited to walkaround (i.e. visual inspection), fueling, parking, washing, lavatory servicing and gallery servicing.

9.	Service bulletins and or airworthiness directives.

10.
Parts or components returned from vendors with “no-fault” found, i.e., re-certification charges without any repair and associated labor. Any part removed and replaced from an Aircraft which does not solve the Aircraft problem (poor troubleshooting) and associated labor.

11.	Leasing or loan fees related to the aircraft or any of its parts which are being used in place of an unserviceable unit.

12.	Any part supplied on a “no-charge basis” or for which a warranty credit or replacement part has been supplied.

13.	Aircraft downtime costs.

14.
Any parts that are changed during scheduled or unscheduled maintenance, due to failure, which are still under the warranty period and, are not submitted to Embraer or the suppliers for warranty credit.

15.	Cabin equipment and furnishing materials, such as but not limited to carpets, seat covers, galley equipment and passenger commodities.
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ATTACHMENT “E” - DIRECT MAINTENANCE COST GUARANTEE

16.	Spare parts prices that exceed the prices obtainable from Embraer, provided, in the event that *** in a reasonable time frame, *** may *** and *** will reasonably agree on ***.

17.	In cases of deterioration, wear, breakage, damage or any other defect resulting from the use of inadequate packing methods when returning items to Embraer or its representatives.

18.	Maintenance problems caused by Buyer’s negligence or misuse of parts or Buyer’s failure to take all maintenance actions on the Aircraft as recommended in all applicable maintenance manuals.

19.	Maintenance problems involving Aircraft or parts that has / have been involved in an accident, or when parts either defective or not complying to manufacturer’s design or specification have been used.

20.	Maintenance problems involving parts that have had their identification marks, designation, seal or serial number altered or removed.

21.	Extraordinary costs incurred as a result of any labor disruption or dispute involving a significant work action that affects in whole or part the Aircraft’s normal operation or maintenance.

22.	Engines, related parts and related LRU costs.

23.	Nacelle and Thrust Reverser.

24.	BFE (Buyer Furnished Equipment) and / or BIE (Buyer Installed Equipment) costs.

25.	Maintenance reserves.

26.	GSE (Ground Support Equipment) costs.

27.
For the purpose of calculating the Achieved Maintenance Cost Guarantee, the materials and labor costs related to the New US Airways Aircraft, Owned Aircraft and GECC Aircraft shall be accounted for at the time these aircraft start their revenue service by Buyer under this Purchase Agreement. All previous materials cost and labor costs shall be disregarded. The total number of previous flight hours and cycles of such additional aircraft (New US Airways Aircraft, Owned Aircraft and GECC Aircraft) New US Airways Aircraft, Owned Aircraft and GECC Aircraft shall be considered.

II.	The foregoing maintenance guarantee is provided subject to Buyer’s adherence to the following general conditions:

a.
Airplane Operation: Aircraft shall be operated in airline service in accordance with the applicable Air Authority regulations and as recommended by Embraer through the official and updated Operations and Airplane Flight Manual.

b.
Inspection Program: The Aircraft shall be maintained in accordance with the current Maintenance Review Board Report - (MRB), and the checks shall in no event occur at a time *** of the maintenance interval recommended by the current Maintenance Review Board Report - (MRB). Buyer’s Maintenance Program must have provisions for escalating the checks interval as soon as the applicable Air Authority allows. Buyer’s program should also include the use of task cards to assist the maintenance personnel in performing inspection task.

c.
Aircraft Manuals: Buyer shall keep a complete set of Embraer recommended manuals up-to-date and available to airline personnel for assisting them with the maintenance and operation of the Aircraft. A set of recommended manuals or a electronic link to the data should be available at all maintenance bases (line or heavy) and shall be maintained with the latest revisions at all times.

d.
Warranty: Buyer shall have at minimum, one person which will be dedicated to the Aircraft warranty program. This person(s) will be trained by Embraer warranty department on the correct procedures for filing Buyer warranty claims in accordance with mutually agreed format. This person(s) shall also be responsible for the filing of warranty claims directly to suppliers for credit, repair or replacement.

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ATTACHMENT “E” - DIRECT MAINTENANCE COST GUARANTEE

e.	Parts Repair: All shop repairs shall be performed in Embraer’s or Embraer’s suppliers’ authorized repair shops.

f.
Staff levels: Buyer shall have available reasonable staff to properly maintain the Aircraft during scheduled and unscheduled maintenance. This shall include, but not be limited to, mechanics, electricians, avionics specialists, inspectors, cleaners, ground personnel and flight crews licensed or certified by the applicable Air Authority as required by the applicable Air Authority regulations.

g.	Training: Buyer is required to put in place a training program approved by the local airworthiness authority, which, at a minimum, shall include the following items:

1.	initial and recurrent training for pilots in the Aircraft;

2.	initial and recurrent training for flight attendants in the Aircraft; and

3.	initial and recurrent training for the maintenance staff (airframe, powerplant, electric avionics specialists) in the Aircraft.

A reasonable number of maintenance specialist will require supplier’s training.

Buyer is required to train to the above standards a reasonable number of new hired employee who will work in or on the Aircraft.

h.
Spare Parts Limitation: Spare parts price shall not exceed the prices obtainable from Embraer. In the event that Embraer cannot supply a part to Buyer in a reasonable time frame, Embraer may authorize the purchase of such part by Buyer from a third party at a price in excess of Embraer’s price, Embraer and Buyer will mutually agree on the portion of such price to be included in this guarantee provided Buyer maintained the minimum stock level recommended by Embraer.

i.	Buyer will be required to provide Embraer an every three month service bulletin status report, containing service bulletin number, Aircraft serial number, Aircraft total time and total cycles.

j.
Ground Support Equipment: Embraer shall provide Buyer a list of tooling and ground support equipment required to maintain the Aircraft, this list shall be subject to Buyer’s reasonable approval. Buyer will be required to maintain these levels of required tooling and ground support equipment in good working order at all times.

k.
Reliability Reporting: Buyer is to provide monthly to Embraer an Aircraft reliability report. This report shall include Aircraft total time and cycles, component removals, shop finding reports and tear down reports (for each failure completed) by authorized agencies and SDR’s (Service Difficult Report) with date, Aircraft registration, problem description, maintenance action, and part number and serial number of the components removed and installed. Buyer shall use the ATA 100 chapter breakdown format for all reports.

l.	Accounting System:

1.
Buyer shall have an accounting system, subject to Embraer’s reasonable approval, which demonstrates the ability to discriminate between chargeable and non-chargeable costs and expenses. Buyer’s accounting system shall be presented to Embraer, upon Embraer’s written request, *** before ***.

2.
Upon Embraer’s written request, Buyer shall also provide on a *** basis an activity and expenditure report satisfactory to Embraer, in electronic format and in accordance with Embraer’s Service News Letter for data exchange.

3.
Upon Embraer’s written request, Embraer and Buyer may convene frequently meetings to address issues concerning the AMC and to identify methods to decrease Buyer’s maintenance costs. At a minimum, Embraer and Buyer shall have two meetings per year to confirm and compute all costs claimed by Buyer. Buyer shall permit Embraer access to all Buyer data which can be used to verify any reports produced pursuant to this Attachment.

m.	Duplicated Guarantee: If Buyer negotiates directly with any of Embraer’s suppliers/vendors a particular maintenance cost guarantee or equivalent program (including fleet hour agreements),

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ATTACHMENT “E” - DIRECT MAINTENANCE COST GUARANTEE

or an alternative support program with Embraer, the Parties shall negotiate in good faith and agree on the portion of cost related to this equipment/system that shall be excluded from the MCG rate, specified in Article I.b and I.c, and shall result in an appropriate recalculation of the MCG.

III.	Buyer shall not unreasonably reject Embraer’s recommendations, changes or solutions to elements of maintenance that would result in cost savings, as reasonably determined by the Parties.

IV.
EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT THE GUARANTEES, OBLIGATIONS AND LIABILITIES OF EMBRAER, AND REMEDIES OF BUYER SET FORTH IN THIS AIRCRAFT MAINTENANCE COST GUARANTEE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER RIGHTS, CLAIMS, DAMAGES AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNEE OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY GUARANTEED LEVEL OF AIRCRAFT MAINTENANCE COSTS.

V.	The guarantee hereby expressed is established between Embraer and Buyer and it cannot be transferred or assigned to others, unless stated in this Agreement or by previous written consent of Embraer.

ATTACHMENT “F” - SCHEDULE RELIABILITY GUARANTEE

I. Definitions.

a. Available for Dispatch: An Aircraft which is on the ground and cleared for dispatch by signature of Buyer's responsible maintenance personnel at least *** before the scheduled departure time of the initial flight in any given day shall be deemed to be "available for dispatch".

b. Maintenance Interruption.

1. A maintenance interruption occurs when the malfunction of an item, or necessary checking and/or corrective actions, cause a revenue flight not to take place or a flight delay exceeding ***.

2. For the purposes of this guarantee, only the initial Maintenance Interruption shall be accounted as interruption. Maintenance Interruption of any or all flights on subsequent days arising from the initial Maintenance Interruption shall not constitute an additional Maintenance Interruption.

3. Before a flight may be considered as a Maintenance Interruption for the purpose of this Schedule Reliability Guarantee the Aircraft must be inspected for mechanical failure or malfunction.

4. A repetitive problem, which caused an actual maintenance interruption and was not previously corrected, shall not be counted as a Maintenance Interruption.

5. To be accounted as a Maintenance Interruption, any malfunction reported, either verbal or written, must result in maintenance corrective action. “No-trouble-found” or “could not duplicate” or “reset” events shall not be accounted as Maintenance Interruption.

6. A maintenance interruption that occurs due to failures of systems or parts from suppliers or vendors that have a separate maintenance interruption guarantee agreement with Buyer, and which is not assigned to Embraer, shall not be considered as a Maintenance Interruption.

c. Achieved Dispatch Reliability Percentage (“ADRP”).

ADRP is the actual dispatch reliability percentage obtained by Buyer's fleet of Aircraft in regular revenue service, which are the subject of this Agreement.

ADRP shall be computed monthly commencing *** by Buyer, as follows:

***

II. Embraer, subject to the conditions and limitations expressed herein, will guarantee the Aircraft’s schedule reliability percentage as follows:

a. The average ADRP for the *** period after *** delivered under the Purchase Agreement, shall be ***; for the *** period the ADPR shall be ***; for the *** period the ADPR shall be ***; for the *** period the ADPR shall be ***, for the *** period (the “Final Period”) the ADPR shall be ***.

b. In the event that the ADRP in any of the *** periods referred to above is lower than GDR for the relevant period, Embraer shall diligently, after notification by Buyer:

1. Make recommendations concerning Buyer's programs, publications and maintenance and operational policies to improve ADRP.
2. Take all measures, as deemed necessary and appropriate by Embraer when vendor action does not provide the required improvement in the ADRP.
3. *** Embraer shall issue a proposal to Buyer showing the price of the relevant Service Bulletin and the effectiveness of such modification for Buyer.

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ATTACHMENT "F" - SCHEDULE RELIABILITY GUARANTEE

c. In the event the average ADRP at the end of any of the *** periods described in paragraph “II.a.” is lower than the GDR for such period, Embraer shall credit Buyer for Maintenance Interruptions calculated according to the following formula:

***

In the event the average ADRP at the end of any of the *** periods described in paragraph “II.a.” above is *** for such period, the *** calculated according to the formula above shall be ***.

Measurements will be calculated and submitted by Buyer *** after the end of each *** referred to in Article II a. herein. The Parties shall do their efforts to reach an agreement over the data *** of the submission thereof. Any achieved credit amount will be credited to Buyer or to Embraer *** after each agreement date for each of the ***. Buyer may use such credit only toward ***. Embraer may use such credit only for ***.

The sum of all credits under this Dispatch Reliability Guarantee shall not exceed *** for Buyer’s entire Aircraft fleet for the *** periods.

d. This dispatch reliability guarantee is based upon the following assumptions provided by Buyer, and any change to the assumptions shall be cause for reevaluation or adjustments of this guarantee upon the reasonable agreement of the Parties.

Fleet Size: Minimum of ***.

Utilization: The guarantee covers a minimum of *** flight hours per cycle, *** APU hour per flight hour plus or minus *** APU hour per flight hour and *** APU cycle per flight cycle plus or minus *** APU cycle per flight cycle. Buyer's fleet-wide average annual Aircraft utilization shall be *** flight hours, plus or minus ***.

For all purposes of this guarantee, the regularly scheduled revenue Aircraft departures and the Maintenance Interruptions related to the SAC Aircraft, Owned Aircraft and GECC Aircraft shall be accounted for at the time these aircraft start their revenue service by Buyer under this Purchase Agreement. All previous regularly scheduled revenue Aircraft departures and Maintenance Interruptions shall be disregarded.

e. The following elements are not covered under this guarantee:

- Interruptions of scheduled flights due to reasons other than Aircraft mechanical failures, including without limitation:
- Air Traffic Control
- Weather, acts of God, FOD, wars, riots, third party criminal acts
- Accidents
- Incidents
- Negligence
- Conditions that exist prior to dispatch which lead to a flight interruption and could have been prevented by maintenance prior to dispatch (including but not limited to worn, flat and cut tires, servicing (ATA Chapter 12), dead batteries, and worn brakes)
- Hard landing.
- Late out of maintenance
- Force majeure
- Crew refusal
- Optional equipment other than that identified on Attachment “A” to this Agreement
- Operational delays or cancellations not related to maintenance
- Passenger and/or baggage loading
- Non-availability of spares or equipment
- Non-availability of personnel

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ATTACHMENT "F" - SCHEDULE RELIABILITY GUARANTEE

- Operation interruptions or Maintenance Interruptions, which occurred due to items, related in the Minimum Equipment List (“MEL”) issued and/or approved by the local regulatory authority was followed

- If the Aviation Authority grounds Buyer's fleet, or one of Buyer’s Aircraft

- Maintenance problems caused by Buyer’s negligence or misuse of parts or Buyer’s failure to take all maintenance actions on the Aircraft as recommended in all applicable maintenance manuals

- Maintenance problems involving Aircraft or parts that has/have been involved in an accident, or when parts either defective or not complying to manufacturer’s design or specification have been used.

- Maintenance problems involving parts that have had their identification marks, designation, seal or serial number altered or removed

- Maintenance problem resulting from inadequate packing for shipment and storage

- A flight interruption shall not be considered as a Maintenance Interruption if, at the time of the interruption, Buyer has a spare aircraft in its fleet, even though for a different model, that could commercially reasonable be used to avoid such interruption and is not otherwise deployed in service

- Regulatory changes compliance

- Cancellations or delays caused by components repaired in non-approved local airworthiness authority shop

- Flight cancellation or delay occurred due to one same problem on the same Aircraft within fourteen (14) consecutive days period.

III. The foregoing dispatch reliability guarantee is provided subject to Buyer's adherence in all material respects to the following general conditions:

a. Airplane Operation: Aircraft shall be operated in airline service in accordance with the Aviation Authority regulations and as recommended by Embraer through the official and most updated Operations and Airplane Flight Manual. Buyer shall have available one spare Aircraft for each twenty Aircraft at all times.

b. Inspection Program: The Aircraft shall be maintained in accordance with the most current MRB document. Buyer’s program must have provisions for escalating the checks intervals as soon as the Aviation Authority allows. Buyer’s program should also include the use of task cards to assist the maintenance personnel in performing inspection tasks.

c. Aircraft Manuals: Buyer shall keep a complete set of Embraer recommended manuals up-to-date and available to airline personnel for assisting them with the maintenance and operation of the Aircraft. A set of recommended manuals should be available at all maintenance bases (line or heavy) and shall be maintained with the latest revisions at all times.

d. MEL: Buyer shall keep its MEL up to date, with the most current issue.

e. Stocking Levels: Buyer shall be responsible to stock and maintain the recommended spare parts list (RSPL) in inventory, throughout the guarantee period. There shall be a minimum inventory level at each line maintenance base along with the major parts being stored at the heavy maintenance facility. In the event during the ADR meetings, the Aircraft does not achieve the guaranteed values, and if the cause of this non-performance is the lack of spare parts initially recommended by Embraer for the RSPL and not purchased by Buyer, this guarantee will not be applicable. Embraer is to receive annually an inventory list from the Buyer that shows current stocking levels and the locations of all Aircraft spare parts and will make any recommendations on additional inventory if needed.

f. Parts Repair: All shop repairs shall be performed in Embraer’s or Embraer’s suppliers' authorized repair shops.

ATTACHMENT "F" SCHEDULE RELIABILITY GUARANTEE

g. Staff Levels: Buyer shall have available reasonable staff to properly maintain the Aircraft during scheduled and unscheduled maintenance. This shall include, but not be limited to, mechanics, electricians, avionics specialists, inspectors, cleaners, ground personnel and flight crews licensed or certified by the Aviation Authority as required by Aviation Authority regulations.

h. Training: Buyer is required to put in place a training program approved by the Aviation Authority, which, at a minimum, shall include the following items:

1. Initial and recurrent training for pilots in the Aircraft;
2. Initial and recurrent training for flight attendants in the Aircraft; and
3. Initial and recurrent training for the maintenance staff (airframe, power plant, electric avionics specialists) in the Aircraft.

Any maintenance specialist (engine, APU, avionics) will require suppliers' training.

Buyer is required to train to the above standards any new hired employee who will work in or on the Aircraft.

i. Aircraft Cleaning: Buyer shall keep the Aircraft reasonably clean, inside and out, by commercial airline standards at all times. This includes without limitation, the engines, wheel wells, nacelles, landing gear and flight control areas.

j. Service Bulletins: When Embraer recommends that Buyer implement a service bulletin which improves performance or dispatch reliability, enhances flight operations or decreases maintenance costs, ***, and Buyer concludes by a cost benefit analysis that the SB is commercially reasonable, Embraer Customer Support Department shall contact Buyer's Vice President of Maintenance, in writing, with recommendations that the service bulletin be complied with. Buyer will schedule the Aircraft for incorporation of such service bulletin ***, but, subject to Embraer agreement which shall not be unreasonably withheld, Buyer may schedule it for incorporation during a maintenance check, so as to minimize interruption to scheduled service.

k. Ground Support Equipment: Embraer shall provide Buyer two lists of tooling and ground support equipment required to maintain the Aircraft, which lists shall be subject to Buyer's reasonable approval. One list will cover line maintenance bases while the other will apply to heavy maintenance facilities. Buyer will be required to maintain these levels of required tooling and ground support equipment in good working order at all times.

l. Reliability Reporting: Buyer shall monthly provide to Embraer, in electronic format, a reliability and maintenance cost report in accordance with the latest revision of the Embraer’s Service News Letter for data exchange.

m. Rejection: Buyer shall not unreasonably reject Embraer's recommendations / changes / solutions which in Embraer's opinion, would result in an improvement in Buyer's dispatch reliability. Any such rejection shall be cause for re-evaluation and/or adjustment of this guarantee. Anything in this Agreement to the contrary notwithstanding, Buyer shall not be required to comply with or implement, and the benefits and rights provided Buyer hereunder will not be adversely affected by, Buyer’s not complying with or implementing any Embraer recommendation / changes / solutions (including without limitation, recommended service bulletins) or any provision of applicable product literature for which compliance is not mandated by the local airworthiness authority rules and regulations if Buyer has determined in good faith that such recommendation / change / solution or provision of such product literature is not reasonably expected to result in a net economic benefit to Buyer in light of all applicable facts and circumstances, including, without limitation, the number of man-hours reasonably estimated by Embraer to be required to accomplish such recommendation / change / solution, the labor cost to be incurred, the potential reduction in maintenance costs to be realized, the time value of money and the period which would be required for such savings resulting from the improvement in dispatch reliability to offset the labor and other costs associated with such man-hours (provided that Buyer may not consider any benefits to Buyer under any product guarantees to the extent resulting from Buyer’s decision to comply or not to comply with or implement a recommendation, change, or solution).
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ATTACHMENT "F" SCHEDULE RELIABILITY GUARANTEE

n. Certification or Regulatory Changes: The achieved maintenance interruption shall not take into account those interruptions, which were originated by conformity to mandatory regulatory change.

o.
Achieved Dispatch Reliability Review Meeting: An Achieved Dispatch Reliability Review Meeting shall be scheduled, if necessary, and at the end of each six (6) month period of Buyer's Aircraft operation. Representatives of Buyer and Embraer shall participate in the meetings and will:

1. Review current Achieved Dispatch Reliability;
2. Eliminate irrelevant or non-Aircraft-intrinsic interruption claims from computed cancellation rates; and
3. Review Buyer's compliance with Service Bulletins as required by Article III.j herein, review disputed claims, and consider methods for improvement of Achieved Dispatch Reliability.

Buyer shall permit Embraer access to all Buyer data which can be used in understanding and analyzing the dispatch reliability failure.

p. Duplicated Guarantee: If Buyer negotiates directly with any of Embraer’s suppliers/vendors a particular dispatch or completion reliability guarantee, or an alternative support program with Embraer, this amount shall be excluded from the guarantee rate, specified in Article III.a, and shall result in an appropriate recalculation of this guarantee in accordance with Embraer criteria.

IV. Suspension

a.
This guarantee shall be automatically suspended and shall not apply during the period of any labor disruption or dispute involving a significant work action, which affects in whole or in part the Aircraft normal operation and maintenance.

b.
This guarantee shall be automatically suspended and shall not apply during the computation period of which worldwide EMBRAER 170 fleet (excluding Buyer’s Aircraft) average dispatch reliability percentage is at least 1% higher than Buyer’s Aircraft dispatch reliability percentage.

V. Buyer will not include in the calculation of the ADRP Maintenance Interruptions occurring under any of the circumstances listed below:

a. When the Aircraft has been used in an attempt to break records, or subjected to experimental flights, or in any other way not in conformity with the flight manual or the airworthiness certificate, or subject to any manner of use in contravention of the applicable aerial navigation or other regulations or rules, issued or recommended by government authorities of whatever country in which the Aircraft is operated, when accepted and recommended by ICAO; and

b. When the Aircraft or any of its parts has/have been altered or modified by Buyer, without prior approval from Embraer or from the manufacturer of the parts through a service bulletin, provided such approval has not been unreasonably withheld.

VI. THE GUARANTEES, OBLIGATIONS AND LIABILITIES OF EMBRAER, AND REMEDIES OF BUYER SET FORTH IN THIS SCHEDULE RELIABILITY GUARANTEE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER RIGHTS, CLAIMS, DAMAGES AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNEE OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACHIEVED DISPATCH RELIABILITY.

VII. The terms and conditions of this dispatch reliability guarantee do not alter, modify or impair, in any way, the terms and conditions of Attachment “C“ (Aircraft Warranty Certificate) to the Purchase Agreement.

VIII. The guarantee hereby expressed is established between Embraer and Buyer and it cannot be transferred or assigned to others, unless by previous written consent of Embraer.

ATTACHMENT “H-1” - PERFORMANCE GUARANTEE EMBRAER 175

1.	GUARANTEES

Embraer, subject to the conditions and limitations hereby expressed, and considering the Aircraft EMBRAER 175 LR version with a maximum takeoff weight of 85,517 lb (38,790 kg), equipped with Embraer furnished General Electric CF34-8E5 engines, guarantees that each Aircraft on the relevant Actual Delivery Date shall comply with the following performance:

1.1	CRUISE SPECIFIC AIR RANGE

The cruise specific air range(SAR) in a standard day (ISA), at the aircraft gross weights, pressure altitudes and Mach numbers noted below shall not be less than the guarantee value:

***.

2.	AIRCRAFT CONFIGURATION

2.1
The guarantees stated above are based on the Aircraft configuration as defined in the Technical Description PTD-175 Rev. 5 dated April 2005, plus specific Buyer configuration options as defined at Attachment “A” to the Purchase Agreement, (hereinafter referred to as the “Detail Specification”). If necessary, appropriate adjustment to this Aircraft Performance Guarantees shall be made for changes in such Detail Specification (including but not limited to Buyer requests for changes, Proposal of Major Changes or any other changes mutually agreed upon between the Buyer and Embraer) approved in writing by the Buyer and Embraer. Such adjustments shall be accounted for by Embraer in its evidence of compliance with the guarantees.

In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Aircraft Performance Guarantee shall be appropriately modified to reflect any such change.

2.2	The performance guarantees of Article 1 of this Attachment shall be adjusted by Embraer for the following in its evidence of compliance with such guarantees:

a. Changes to the Detail Specification including Major Changes or any other changes mutually agreed upon between the Buyer and Embraer.

b. The difference between the weight allowances of optional items listed in the Detail Specification and the actual weights.

3.	GUARANTEE CONDITIONS

3.1	All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) unless otherwise specified. Altitudes are pressure altitudes.

3.2	The FAA Regulations referred to in this Attachment are, unless otherwise specified, the Certification Basis regulations specified in the Aircraft Type Certificate Data Sheet.

3.3
The cruise specific air range and the climb, cruise and descent portions of the mission guarantees include allowances for normal electrical power extraction and normal operation of the air conditioning system. Normal power extraction shall be defined as not less than a 41 kW total electrical and hydraulic loads. Normal operation of the air conditioning system

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ATTACHMENT “H-1” - PERFORMANCE GUARANTEE EMBRAER 175

shall be defined as operation in the automatic mode, with the temperature control set to maintain a nominal cabin temperature of 70 °F, and all air conditioning systems operating normally. This operation nominally allows a maximum cabin pressure differential of *** lb per square inch, with a nominal Aircraft cabin ventilation rate of *** cu.ft per min at *** ft including passenger cabin recirculation (nominal recirculation is ***%). The APU is turned off unless otherwise specified.

3.5	The cruise specific air range, speed and the climb, cruise, and descent portions of the mission guarantees are based on an Aircraft center of gravity location of ***% of the mean aerodynamic chord.

3.6	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.7 lb per U.S. gallon.

4.	PARTIES’ OBLIGATIONS ACCORDING TO THIS GUARANTEE

4.1
During the Aircraft acceptance to be performed by Buyer in accordance with Article 7 of the Purchase Agreement, Buyer shall check the Aircraft performance specified in Article 1 of this Attachment H, by using the Aircraft Flight Manual (AFM) or by comparing the flight test data, at the atmospheric conditions prevailing during the flight, with the information presented in the Supplementary Performance Manual (SPM), as applicable. All performance guarantee under this Attachment are in accordance with both manuals above mentioned, taking into consideration the established tolerances.

4.2
Embraer’s obligations in respect to the guarantees stated in Article 1 of this Attachment are limited to Buyer’s right to ***, should it be reasonably verified that such Aircraft, during the acceptance procedure specified in Article 7 of the Purchase Agreement, cannot comply with the performances guaranteed hereunder, after Embraer has had a reasonable opportunity to cure such deficiencies in accordance with Article 7 of the Purchase Agreement. ***

4.3
In case, during the above mentioned acceptance procedure, it is proven that the Aircraft performance does not comply with the performances specified in Article 1 of this Attachment, but Buyer considers it satisfactory by accepting delivery of such Aircraft, then Embraer shall not be liable to any claim or demand whatsoever from Buyer with respect to such performance guarantees.

4.4	Upon acceptance of the Aircraft by Buyer, all obligations of Embraer regarding the Aircraft performance guarantees shall cease.

5.	GUARANTEE COMPLIANCE

5.1
Compliance with the guarantees of Article 1 of this Attachment shall be based on the conditions specified in that article, the Aircraft configuration contained in Attachment “A” to the Purchase Agreement and the guarantee conditions of Article 3 above.

5.2
Compliance with the cruise specific air range, and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on the comparison mentioned in paragraph 4.1 above.

5.3
The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with the performance guarantee.

5.4	Compliance with the Equipped Empty Weight guarantee shall be based on information in the appropriate approved weight and balance manual, and associated document or report.

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ATTACHMENT "H-1" PERFORMANCE GUARANTEE EMBRAER 175

6.	EXCLUSIVE GUARANTEES

6.1	The only performance guarantees applicable to the Aircraft are those set forth in this document. The performance guarantees set forth herein are established between Buyer and Embraer and may not be transferred or assigned to others, unless by previous written consent of Embraer.

6.2	THE GUARANTEES, OBLIGATIONS AND LIABILITIES OF EMBRAER, AND REMEDIES OF BUYER SET FORTH IN THIS PERFORMANCE GUARANTEE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER RIGHTS, CLAIMS, DAMAGES AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNED OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACHIEVED PERFORMANCE.

The terms and conditions of this performance guarantee do not alter, modify or impair, in any way, the terms and conditions of Attachment “C” (Aircraft Warranty Certificate) to the Purchase Agreement.